MERRILL LYNCH
SPECIAL VALUE
FUND, INC.








FUND LOGO








Quarterly Report

December 31, 1996




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Daniel V. Szemis, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Special Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH SPECIAL VALUE FUND, INC.


DEAR SHAREHOLDER


A relatively benign economic environment created the backdrop for strong US stock and bond markets in 1996. Although expectations of an overheating economy sparked inflationary concerns at mid-year, business activity subsequently subsided back to a more moderate pace. As a result, equity and bond prices rebounded in the latter half of the year. Positive investor sentiment was further reinforced when the Federal Reserve Board kept monetary policy unchanged. The results of the US election were well-received by investors, and further enhanced the already positive investment outlook.

Highlighting the economic results as 1996 drew to a close were reports of a decline in the trade deficit in October and stronger industrial production. Underscoring the moderating growth trend were some signs of softening in the labor market, and initial indications suggested a respectable but unremarkable holiday selling season.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, as 1997 begins, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. Therefore, continued reassurance of steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year.

Portfolio Matters
During the quarter ended December 31, 1996, Merrill Lynch Special Value Fund, Inc. slightly underperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +5.11%, +4.82%, +4.88% and +5.05%, respectively. This compares to the total return of +5.20% for the Russell 2000 Index. (Fund results do not reflect sales charges; results would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.)

The December quarter opened on a weak note for small-capitalization stocks. The Russell 2000 Index posted a loss in October, while both the Dow Jones Industrial Average and the unmanaged Standard & Poor's 500 (S&P 500) Index registered positive returns. Small-capitalization stock performance appeared to have been hindered by the high number of initial public offerings (IPOs) in October, which was more than double the previous month's volume in dollar terms. A strong new-issue market tends to divert investment funds away from more seasoned small-capitalization issues. In November, IPO activity waned, and the Russell 2000 Index posted positive returns, though still lagging the large-capitalization indexes. Then in December, small-capitalization stocks strengthened and outperformed large-capitalization stocks. However, for the December quarter as a whole, the Russell 2000 Index significantly underperformed the Dow Jones Industrial Average and the S&P 500 Index.

During the three-month period ended December 31, 1996, Merrill Lynch Special Value Fund, Inc. bene-fited from the good performance of holdings in the technology, business equipment and services, and the financial services sectors. Both technology and the closely related business equipment services sectors remained overweighted in the Fund's portfolio relative to the benchmark Russell 2000 Index. The Fund's performance in the December quarter was hindered by holdings in the retail and healthcare sectors, which continued to suffer from weaker-than-expected consumer spending on the retail side, and continued concern over Medicare/Medicaid reimbursement issues in the healthcare sector. The Fund's weightings in the retail and apparel sectors remained below the benchmark Russell 2000 Index sector weightings, while the healthcare sector weighting is approximately equal to that of the Russell 2000 Index. We continue to believe that periodic declines in healthcare stocks offer an opportunity to acquire growth companies at attractive valuations.

Specific stocks that most benefited the Fund's quarterly performance, in order of their contribution to total return, included Boole & Babbage, Inc., Storage Technology Corp. and CHS Electronics, Inc. Boole & Babbage, Inc., a provider of enterprise software, benefited from strong growth in sales of its client/server product line and a significant gain in earnings. Shares of Storage Technology Corp., a manufacturer of computer storage devices, climbed on increased demand for the company's disk storage products. The shares of CHS Electronics, Inc., an international distributor of micro-computers and related products, appreciated sharply following the company's pre-announcement that fourth quarter earnings would exceed analysts' expectations. However, Fund performance was hindered by investments in Mercer International, Inc. and Chico's Fashions, Inc. Mercer International, Inc., a pulp and paper company with operations primarily in Germany, traded lower on a slower-than-expected recovery in pulp pricing. We added to the Fund's position in Mercer International, Inc. based on the stock's low valuation and prospects for earnings improvement in upcoming quarters. Shares of Chico's Fashions, Inc., a designer and retailer of private label women's casual clothing, were weak as a result of poor same-store-sales results. We continued to hold shares of Chico's Fashions, Inc., as we anticipate a rebound in the stock on likely seasonal sales strength in the spring.

With the major market indexes attaining new highs during the December quarter, many stocks traded at the high end of their historical valuation ranges. Certain segments of the technology sector appeared particularly overvalued. Nonetheless, we continue to find new investment opportunities in data processing and electronic distribution companies. As in previous quarters, we realized profits on stocks that had appreciated sharply, and reinvested the proceeds in areas where we perceived valuations to be more modest. Current portfolio holdings and potential investments are regularly evaluated within their historical valuation ranges based on measures such as enterprise value/cash flow, price/sales, and price/earnings ratios. As a direct result of this process, we reduced positions in several technology holdings and initiated positions in five companies. On balance, the Fund's technology exposure is slightly higher than it was at the end of the previous quarter.

Other changes to the Fund's investment positions during the quarter ended December 31, 1996 included an increase in exposure to the capital goods sector with the purchase of five new holdings. Among these, shares of Elsag Bailey Process Automation N.V., a supplier of digital process control systems, were purchased after the stock declined sharply on reduced earnings expectations. Shares of Nu Horizons Electronics, Inc., a distributor of electronics components in the northeastern United States, were added on the basis of an exceptionally low valuation and good long-term fundamentals. We reduced several positions in the raw materials sector following stock price appreciation. The Fund's exposure to the financial services sector was further reduced, and is now significantly underweighted relative to the comparable Russell 2000 sector. We trimmed positions in several financial services stocks as they advanced during the December quarter. The Fund's investment in Roosevelt Financial Group, Inc., a commercial bank holding company, was eliminated following the announcement of a definitive merger agreement with Mercantile Bancorporation.

During the quarter ended December 31, 1996, we eliminated holdings in 25 securities. The majority of sales were prompted by stocks reaching our internal price objectives. Concerns about companies' operating results also motivated a small number of sales. We initiated Fund holdings in 21 companies. Cash reserves were little changed at December quarter-end, despite the purchase and sale of securities, declining modestly from 6.4% of net assets on September 30, 1996 to 5.8% on December 31, 1996. Including cash reserves, we estimate that the Fund's volatility was approximately 10% greater than the Russell 2000 Index.

In Conclusion
We thank you for your continued investment in Merrill Lynch Special Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Daniel V. Szemis)
Daniel V. Szemis
Vice President and Portfolio Manager


January 23, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the performance of a $1,000 investment in the Fund's Class A Shares since inception (5/5/78) through 12/31/96. Beginning and values are $947.50 and $5,388.15.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +23.90%        +17.39%
Five Years Ended 12/31/96                 +16.04         +14.80
Ten Years Ended 12/31/96                  + 8.51         + 7.92

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +22.57%        +18.57%
Five Years Ended 12/31/96                 +14.85         +14.85
Inception (10/21/88) through 12/31/96     + 9.92         + 9.92

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +22.64%        +21.64%
Inception (10/21/94)
through 12/31/96                          +19.11         +19.11

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +23.58%        +17.09%
Inception (10/21/94)
through 12/31/96                          +20.03         +17.11

[FN]
 *Maximum sales charge is 5.25%
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
5/5/78--12/31/78                   $ 9.60      $ 8.70          --          $0.190         - 7.63%
1979                                 8.70       10.16        $0.370         0.320         +25.67
1980                                10.16       12.54         0.500         0.195         +33.62
1981                                12.54       10.58         0.890         0.390         - 6.27
1982                                10.58       10.67         0.650         0.380         +12.70
1983                                10.67       12.45         0.610         0.070         +22.40
1984                                12.45       11.10         0.290         0.120         - 7.60
1985                                11.10       14.29         0.340         0.090         +33.14
1986                                14.29       13.97         0.620         0.050         + 1.88
1987                                13.97       10.32         1.086         0.143         -18.52
1988                                10.32       11.83         0.017         0.233         +17.06
1989                                11.83       11.65          --           0.237         + 0.42
1990                                11.65        8.32          --           0.148         -27.52
1991                                 8.32       12.80          --           0.080         +54.87
1992                                12.80       14.96          --           0.019         +17.04
1993                                14.96       15.66         0.594         0.811         +14.26
1994                                15.66       14.70         0.561         0.940         + 3.81
1995                                14.70       17.10         0.151         0.675         +22.34
1996                                17.10       17.83         1.233         2.014         +23.90
                                                             ------        ------
                                                       Total $7.912  Total $7.105

                                                 Cumulative total return as of 12/31/96: +468.67%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $12.01      $11.82        $0.017        $0.095         - 0.62%
1989                                11.82       11.61          --           0.140         - 0.64
1990                                11.61        8.29          --           0.050         -28.26
1991                                 8.29       12.69          --           0.019         +53.32
1992                                12.69       14.70          --            --           +15.84
1993                                14.70       15.31         0.594         0.692         +13.07
1994                                15.31       14.30         0.561         0.828         + 2.79
1995                                14.30       16.61         0.151         0.513         +21.12
1996                                16.61       17.18         1.233         1.850         +22.57
                                                             ------        ------
                                                       Total $2.556  Total $4.187

                                                 Cumulative total return as of 12/31/96: +117.04%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.06      $14.24        $0.192        $0.430         - 1.15%
1995                                14.24       16.50         0.151         0.544         +21.09
1996                                16.50       17.05         1.233         1.854         +22.64
                                                             ------        ------
                                                       Total $1.576  Total $2.828

                                                  Cumulative total return as of 12/31/96: +46.79%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.52      $14.69        $0.192        $0.447         - 1.06%
1995                                14.69       17.09         0.151         0.639         +22.09
1996                                17.09       17.81         1.233         1.971         +23.58
                                                             ------        ------
                                                       Total $1.576  Total $3.057

                                                  Cumulative total return as of 12/31/96: +49.27%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                                         12 Month      3 Month
                                                          12/31/96    9/30/96  12/31/95  % Change      % Change
ML Special Value Fund, Inc. Class A Shares*                $17.83     $18.99    $17.10   +11.52%(1)    -0.58%(2)
ML Special Value Fund, Inc. Class B Shares*                 17.18      18.32     16.61   +10.89(1)     -0.50(2)
ML Special Value Fund, Inc. Class C Shares*                 17.05      18.19     16.50   +10.85(1)     -0.50(2)
ML Special Value Fund, Inc. Class D Shares*                 17.81      18.96     17.09   +11.47(1)     -0.53(2)
Russell 2000 Index**                                       362.61     346.39    315.97   +14.76        +4.68
ML Special Value Fund, Inc. Class A Shares--Total Return*                                +23.90(3)     +5.11(4)
ML Special Value Fund, Inc. Class B Shares--Total Return*                                +22.57(5)     +4.82(6)
ML Special Value Fund, Inc. Class C Shares--Total Return*                                +22.64(7)     +4.88(8)
ML Special Value Fund, Inc. Class D Shares--Total Return*                                +23.58(9)     +5.05(10)
Russell 2000 Index**--Total Return                                                       +16.49        +5.20

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.233 per share capital gains distributions.
 (2)Percent change includes reinvestment of $1.050 per share capital gains distributions.
 (3)Percent change includes reinvestment of $2.014 per share ordinary income dividends and $1.233 per share capital gains distributions.
 (4)Percent change includes reinvestment of $1.081 per share ordinary income dividends and $1.050 per share capital gains distributions.
 (5)Percent change includes reinvestment of $1.850 per share ordinary income dividends and $1.233 per share capital gains distributions
 (6)Percent change includes reinvestment of $0.975 per share ordinary income dividends and $1.050 per share capital gains distributions.
 (7)Percent change includes reinvestment of $1.854 per share ordinary income dividends and $1.233 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.980 per share ordinary income dividends and $1.050 per share capital gains distributions.
 (9)Percent change inc   ludes reinvestment of $1.971 per share ordinary
    income dividends and $1.233 per share capital gains distributions.
(10)Percent change includes reinvestment of $1.059 per share ordinary income dividends and $1.050 per share capital gains distributions.

SCHEDULE OF INVESTMENTS
                                                                                                                     Percent of
Industries                   Shares Held                Stocks & Bonds                     Cost             Value    Net Assets
Aerospace                        475,000   UNC, Inc.                                   $  2,952,554     $  5,700,000    0.9%


Apparel                          808,300   Farah, Inc.                                    6,592,555        6,264,325    0.9
                                 700,500   Norton McNaughton, Inc.                       10,056,577        5,954,250    0.9
                                                                                       ------------     ------------  ------
                                                                                         16,649,132       12,218,575    1.8


Automotive                        41,800   Smith (A.O.) Corp.                               843,733        1,248,775    0.2
                                 160,000   Walbro Corp.                                   3,105,071        2,920,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          3,948,804        4,168,775    0.6


Banks & Finance                  166,200   Charter One Financial, Inc.                    2,857,934        6,980,400    1.0
                                 170,000   Civic Bancorp, Inc.                              926,250        1,742,500    0.3
                                  88,000   Collective Bancorp., Inc.                      1,929,051        3,091,000    0.5
                                 251,400   FirstFed Financial Corp.                       3,600,548        5,530,800    0.8
                                  54,300   Greater New York Savings Bank                    694,100          739,838    0.1
                                 120,000   Haven Bancorp, Inc.                            3,434,038        3,435,000    0.5
                                                                                       ------------     ------------  ------
                                                                                         13,441,921       21,519,538    3.2


Biotechnology                    239,600   Biomatrix, Inc.                                3,664,032        3,833,600    0.6
                                 157,000   COR Therapeutics, Inc.                         1,570,102        1,550,375    0.2
                                 276,600   NeoRx Corp.                                    1,782,214        1,140,975    0.2
                                 249,200   Ostex International, Inc.                      2,937,627        1,370,600    0.2
                                 467,600   Scios, Inc.                                    2,012,401        2,871,356    0.4
                                                                                       ------------     ------------  ------
                                                                                         11,966,376       10,766,906    1.6


Building & Building              650,000   Giant Cement Holding, Inc.                     7,315,281       10,481,250    1.6
Materials                        602,900   Insituform Technologies, Inc. (Class A)        4,197,921        4,446,388    0.6
                                 245,300   Ryland Group, Inc.                             3,575,517        3,372,875    0.5
                                                                                       ------------     ------------  ------
                                                                                         15,088,719       18,300,513    2.7


Commercial Services              111,200   Education Alternatives, Inc.                     370,299          528,200    0.1
                                 221,997   Pharmaceutical Product Development Inc.        2,835,426        5,605,424    0.8
                                                                                       ------------     ------------  ------
                                                                                          3,205,725        6,133,624    0.9


Computer Software                236,900   MathSoft, Inc.                                 1,247,851          888,375    0.1
                                 373,400   Software Spectrum, Inc.                        7,959,567       10,921,950    1.6
                                 114,667   Sterling Commerce, Inc.                        2,149,244        4,042,012    0.6
                                 509,000   Structural Dynamics Research Corp.            10,110,464       10,180,000    1.5
                                 594,000   Symantec Corp.                                 8,533,218        8,613,000    1.3
                               4,500,000   Versus Technology, Inc.                        2,250,000        1,755,000    0.3
                                                                                       ------------     ------------  ------
                                                                                         32,250,344       36,400,337    5.4

Computers & Computer             597,225   Boole & Babbage, Inc. (b)                      4,046,644       14,930,625    2.2
Services                         129,600   Compuware Corp.                                3,458,408        6,496,200    1.0
                                 282,000   Peak Technologies Group Inc.                   3,464,195        3,384,000    0.5
                                 102,000   Sterling Software, Inc.                        2,135,651        3,225,750    0.5
                                 315,000   Storage Technology Corp.                       7,145,107       15,001,875    2.2
                                 287,000   Stratus Computer, Inc.                         7,587,436        7,820,750    1.2
                                 604,700   Telxon Corp.                                   6,882,844        7,407,575    1.1
                                 445,800   Wang Laboratories, Inc.                        9,786,049        9,027,450    1.4
                                                                                       ------------     ------------  ------
                                                                                         44,506,334       67,294,225   10.1


Cosmetics                          1,317   Alfin, Inc. (Preferred) (c)                            0           24,259    0.0



SCHEDULE OF INVESTMENTS (continued)
                                                                                                                     Percent of
Industries                   Shares Held                Stocks & Bonds                     Cost             Value    Net Assets
Data Processing                   45,800   Cognos, Inc.                                $     91,383     $  1,288,125    0.2%
                                 320,000   Hyperion Software Corp.                        3,853,619        6,800,000    1.0
                                 810,000   Metromail Corp.                               15,137,380       14,782,500    2.2
                                 882,600   Platinum Technology, Inc.                     12,863,975       12,025,425    1.8
                                 386,500   Sybase, Inc.                                   7,211,259        6,449,719    1.0
                                 634,700   VMARK Software, Inc.                           6,214,967        4,760,250    0.7
                                                                                       ------------     ------------  ------
                                                                                         45,372,583       46,106,019    6.9


Electronics                      355,300   Alpha Industries, Inc.                         2,746,209        2,797,988    0.4
                                 403,000   B.I., Inc.                                     4,066,592        2,821,000    0.4
                                 965,000   CHS Electronics, Inc.                         12,724,743       16,525,625    2.5
                                 475,750   C.P. Clare Corp.                               4,055,965        4,757,500    0.7
                                 150,000   DII Group, Inc.                                2,980,758        3,487,500    0.5
                                 547,400   ITI Technologies, Inc.                         7,331,641        8,279,425    1.2
                                  90,000   Marshall Industries                            2,590,109        2,756,250    0.4
                                 336,900   Nu Horizons Electronics, Inc.                  3,093,493        2,674,144    0.4
                                 337,200   Rofin-Sinar Technologies, Inc.                 3,203,400        3,962,100    0.6
                                  53,200   Triumph Group, Inc.                            1,010,800        1,270,150    0.2
                                  98,200   Wyle Electronics                               3,048,424        3,878,900    0.6
                                                                                       ------------     ------------  ------
                                                                                         46,852,134       53,210,582    7.9

Environmental &                  529,320   BHA Group, Inc. (Class A)                      7,111,261        8,535,285    1.3
Environmental Control          1,733,500   Envirosource, Inc.                             6,567,508        4,658,781    0.7
                                                                                       ------------     ------------  ------
                                                                                         13,678,769       13,194,066    2.0


Gaming                           150,000   WMS Industries, Inc.                           3,195,000        3,000,000    0.5


Healthcare--                     279,850   GranCare, Inc.                                 4,827,476        5,002,319    0.7
Hospitals & Services             641,000   Magellan Health Services, Inc.                12,208,917       14,342,375    2.1
                                 574,500   Ramsay Health Care, Inc.                       3,830,632        1,687,594    0.3
                                 150,000   Sierra Health Services, Inc.                   4,760,136        3,693,750    0.6
                                 813,000   Transitional Hospitals Corp. (d)               8,865,402        7,825,125    1.2
                                                                                       ------------     ------------  ------
                                                                                         34,492,563       32,551,163    4.9


Home Furnishings                 200,000   Crown Crafts, Inc.                             2,348,299        2,000,000    0.3
                                 426,400   Department 56, Inc.                            9,867,996       10,553,400    1.6
                                                                                       ------------     ------------  ------
                                                                                         12,216,295       12,553,400    1.9


Instruments                      188,000   Elsag Bailey Process Automation N.V.           3,019,280        3,525,000    0.5


Insurance                         40,600   American National Insurance Co.                2,442,745        2,994,250    0.5
                                  51,900   Gryphon Holdings, Inc.                           625,395          733,088    0.1
                                  70,100   Midland Financial Group, Inc.                    556,419          604,613    0.1
                                 700,300   PXRE Corp.                                    15,443,271       17,332,425    2.6
                                 217,300   Security-Connecticut Corp.                     4,318,664        7,632,663    1.1
                                                                                       ------------     ------------  ------
                                                                                         23,386,494       29,297,039    4.4


Iron & Steel                     200,000   Gibraltar Steel Corp.                          3,630,701        5,250,000    0.8
                                 192,900   Olympic Steel, Inc.                            2,978,953        4,894,838    0.7
                                 639,300   Quanex Corp.                                  13,849,303       17,500,837    2.6
                                 621,200   Shiloh Industries, Inc.                        8,402,602       10,094,500    1.5
                                                                                       ------------     ------------  ------
                                                                                         28,861,559       37,740,175    5.6


Leasing                          182,300   Sea Containers, Ltd.                           2,773,775        2,848,437    0.4



SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                            Percent of
Industries                   Face Amount                Stocks & Bonds                     Cost             Value    Net Assets
Machinery                        110,000   AGCO Corp.                                  $  2,383,050     $  3,148,750    0.5%
                                 202,600   Bearings, Inc.                                 5,707,340        5,647,475    0.8
                                 327,100   Cincinnati Milacron, Inc.                      7,469,537        7,155,312    1.1
                                 195,000   Stewart & Stevenson Services, Inc.             4,394,675        5,679,375    0.8
                                                                                       ------------     ------------  ------
                                                                                         19,954,602       21,630,912    3.2

Medical                          235,000   Analogic Corp.                                 4,319,877        7,872,500    1.2
Instruments                      231,300   Healthdyne Technologies, Inc.                  2,367,770        2,052,787    0.3
                                 372,800   Sofamor Danek Group, Inc.                      9,164,341       11,370,400    1.7
                                 468,800   VISX, Inc.                                    11,494,579       10,372,200    1.5
                                                                                       ------------     ------------  ------
                                                                                         27,346,567       31,667,887    4.7


Metals                           276,800   Castle (A.M.) & Company                        4,650,240        5,328,400    0.8
                                 412,000   Commonwealth Aluminum Corp.                    6,733,618        6,334,500    0.9
                                 143,200   Ryerson Tull, Inc. (Class A)                   1,889,685        1,933,200    0.3
                                                                                       ------------     ------------  ------
                                                                                         13,273,543       13,596,100    2.0


Natural Resources                240,000   Tom Brown, Inc.                                2,556,265        5,010,000    0.7
                                 449,000   Newpark Resources, Inc.                       10,539,539       16,725,250    2.5
                                 308,391   Plains Resources, Inc.                         1,806,983        4,702,963    0.7
                                 140,000   Plains Resources, Inc.                         1,461,553        2,187,500    0.3
                                 288,400   Titan Exploration, Inc.                        3,172,400        3,460,800    0.5
                                 380,000   Total Petroleum of North America,
                                           Ltd.                                           4,357,496        3,942,500    0.6
                             $ 8,626,000   TransAmerican Refining Corp.,
                                           18.29%** due 2/15/2002                         6,511,109        7,116,450    1.1
                                 147,437   TransAmerican Refining Corp.
                                           (Warrants) (a)                                   360,299          294,874    0.0
                                 685,000   TransTexas Gas Corp.                           8,165,048        9,932,500    1.5
                                 830,076   Zemex Corporation (e)                          7,282,851        5,810,532    0.9
                                                                                       ------------     ------------  ------
                                                                                         46,213,543       59,183,369    8.8


Paper/Forest Products            717,700   Mercer International, Inc.                    11,790,413        7,356,425    1.1
                                 230,000   Pope & Talbot, Inc.                            3,579,159        3,651,250    0.6
                                                                                       ------------     ------------  ------
                                                                                         15,369,572       11,007,675    1.7


Real Estate &                $ 1,000,000   Alexander Haagen Properties, Inc.,
Real Estate                                7.25% due 12/27/2003                           1,000,000          961,875    0.2
Investment Trusts            $ 3,000,000   National Health Investors, Inc.,
                                           Convertible Bonds, 7.75% due 1/01/2001         3,000,000        3,540,000    0.5
                                                                                       ------------     ------------  ------
                                                                                          4,000,000        4,501,875    0.7


Restaurants                      581,000   Au Bon Pain Company, Inc. (Class A)            3,749,593        3,776,500    0.6
                                 522,436   Shoney's, Inc.                                 6,781,301        3,657,052    0.5
                               1,164,900   TPI Enterprises, Inc.                            113,689          109,209    0.0
                                                                                       ------------     ------------  ------
                                                                                         10,644,583        7,542,761    1.1

Retailing                      1,068,500   J. Baker, Inc.                                12,266,646        5,676,406    0.9
                                 579,300   CML Group, Inc.                                1,766,865        1,955,137    0.3
                                 393,800   Catherines Stores Corp.                        4,060,257        2,165,900    0.3
                                 661,900   Chico's Fashions, Inc.                         5,035,678        2,813,075    0.4
                               1,344,700   Grossman's, Inc.                               2,518,600        1,092,569    0.2
                               1,274,900   Levitz Furniture, Inc.                         6,434,404        3,984,062    0.6
                                 102,000   REX Stores Corp.                               1,315,670          828,750    0.1
                                                                                       ------------     ------------  ------
                                                                                         33,398,120       18,515,899    2.8



SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                     Percent of
Industries                   Shares Held                Stocks & Bonds                     Cost             Value    Net Assets
Telecommunications               223,600   Allen Group, Inc.                           $  3,763,098     $  4,975,100    0.8%
                                 336,700   Brite Voice Systems, Inc.                      4,590,762        5,008,412    0.7
                                  16,000   CellNet Data Systems, Inc.                       399,151          234,000    0.0
                                 880,500   Comdial Corp.                                  5,434,500        5,503,125    0.8
                                 663,000   Network Equipment Technologies, Inc.          12,208,696       10,939,500    1.6
                                 134,100   Rural Cellular Corp. (Class A)                 1,387,816        1,290,712    0.2
                                 454,900   TALX Corp.                                     3,929,737        3,752,925    0.6
                                  51,600   Voice Control Systems, Inc.                      270,900          406,350    0.1
                                                                                       ------------     ------------  ------
                                                                                         31,984,660       32,110,124    4.8


Textiles                         300,000   Burlington Industries, Inc.                    3,364,562        3,300,000    0.5


Transportation                   258,900   Air Express International Corp.                6,992,886        8,349,525    1.2
                                 219,300   American Freightways Corp.                     2,452,114        2,439,712    0.4
                                 120,700   Landair Services, Inc.                         1,231,349        1,207,000    0.2
                                                                                       ------------     ------------  ------
                                                                                         10,676,349       11,996,237    1.8

                                           Total Stocks & Bonds                         574,084,462      631,605,472   94.3


                             Face Amount            Short-Term Securities

Commercial Paper*            $10,000,000   American Brands, Inc., 5.30% due
                                           1/06/1997                                      9,992,639        9,992,639    1.5
                              28,000,000   Ford Motor Credit Co., 5.32% due
                                           1/14/1997                                     27,946,209       27,946,209    4.1
                               1,188,000   General Electric Capital Corp., 7.10%
                                           due 1/02/1997                                  1,187,766        1,187,766    0.2

                                           Total Short-Term Securities                   39,126,614       39,126,614    5.8

Total Investments                                                                      $613,211,076      670,732,086  100.1
                                                                                       ============
Liabilities in Excess of Other Assets                                                                       (842,644)  (0.1)
                                                                                                        ------------  ------
Net Assets                                                                                              $669,889,442  100.0%
                                                                                                        ============  ======

Net Asset                    Class A--Based on net assets of $232,957,918 and
Value:                                13,063,066 shares outstanding                                     $      17.83
                                                                                                        ============
                             Class B--Based on net assets of $367,086,593 and
                                      21,361,581 shares outstanding                                     $      17.18
                                                                                                        ============
                             Class C--Based on net assets of $35,270,522 and
                                      2,069,088 shares outstanding                                      $      17.05
                                                                                                        ============
                             Class D--Based on net assets of $34,574,409 and
                                      1,941,127 shares outstanding                                      $      17.81
                                                                                                        ============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
(b)The Company declared a three-four-two stock split during the quarter.
(c)Security represents 14.5% cumulative preferred stock. For each share of Preferred Stock, the Fund will receive an annual dividend of approximately 9.43 shares of Common Stock.
(d)Formerly Community Psychiatric Centers.
(e)The Company declared a 2% stock dividend during the quarter. *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.



PORTFOLIO INFORMATION


As of December 31, 1996

                                     Percent of
Top Ten Equity Holdings              Net Assets

Quanex Corp.                             2.6%
PXRE Corp.                               2.6
Newpark Resources, Inc.                  2.5
CHS Electronics, Inc.                    2.5
Storage Technology Corp.                 2.2
Boole & Babbage, Inc.                    2.2
Metromail Corp .                         2.2
Magellan Health Services, Inc.           2.1
Platinum Technology, Inc.                1.8
Sofamor Danek Group, Inc.                1.7


                                     Percent of
Ten Largest Industries               Net Assets

Computers & Computer Services           10.1%
Natural Resources                        8.8
Electronics                              7.9
Data Processing                          6.9
Iron & Steel                             5.6
Computer Software                        5.4
Healthcare--Products & Services          4.9
Telecommunications                       4.8
Medical Instruments                      4.7
Insurance                                4.4



 Equity Portfolio Changes for the Quarter
 Ended December 31, 1996

 Additions

*Advanced Fibre
    Communications, Inc.
 American Freightways Corp.
*Aurum Software, Inc.
 Brite Voice Systems, Inc.
 C.P. Clare Corp.
 CellNet Data Systems, Inc.
 DII Group, Inc.
 Elsag Bailey Process
    Automation N.V.
 Greater New York Savings
    Bank
 Haven Bancorp, Inc.
 Landair Services, Inc.
 Metromail Corp.
 Nu Horizons Electronics, Inc.
 The Peak Technologies Group
 Rural Cellular Corp. (Class A)
 Ryerson Tull, Inc. (Class A)
*Scientific Games Holdings
    Corp.
*Select Software Tools (ADR)
*Simulation Sciences, Inc.
 Sterling Commerce, Inc.
 Stewart & Stevenson
    Services, Inc.
 Sybase, Inc.
 TALX Corp.
 Titan Exploration, Inc.
 Triumph Group, Inc.
 WMS Industries, Inc.
*Xomed Surgical Products, Inc.

 Deletions

*Advanced Fibre
    Communications, Inc.
 American Federal Bank, FSB
 American Water Works Co.,
    Inc.
 Arbatax International, Inc.
 Arcadian Corp.
*Aurum Software, Inc.
 BE Aerospace, Inc.
 Bankers Corp.
 Bay Apartment Communities,
    Inc.
 Beverly Enterprises, Inc.
 Bon-Ton Stores, Inc.
 Catellus Development Corp.
    (Convertible Preferred)
    (Class B)
 Expeditors International of
    Washington, Inc.
 Grant Tensor Geophysical
    Corp. (Convertible
    Preferred)
 Handy & Harman
 Information Resources, Inc.
 InterVoice, Inc.
 Kirby Corp.
 Manufactured Home
    Communities, Inc.
 Medex, Inc.
 Mid-America Apartment
    Communities, Inc.
 Mississippi Chemical Corp.
 PHH Corp.
 Roosevelt Financial Group,
    Inc.
*Scientific Games Holdings
    Corp.
*Select Software Tools (ADR)
*Simulation Sciences, Inc.
 Swift Energy Co.
 VLSI Technology, Inc.
 Wicor, Inc.
*Xomed Surgical Products, Inc.
[FN]
*Added and deleted in the
 same quarter.